Supplement dated October 16, 2024 to the Statutory Prospectus, Updating Summary Prospectus and Initial Summary Prospectus dated May 1, 2024 for Pacific Destinations, Pacific Destinations B, and Pacific Destinations O-Series
variable annuity contracts issued by Pacific Life Insurance Company and Pacific Life & Annuity Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or (800) 748-6907 for New York contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective November 1, 2024, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to reflect the following changes:

~~•~~	All references to the name for the Pacific Select Fund Mid-Cap Equity Portfolio will change to the Pacific Select Fund Mid-Cap Plus Bond Alpha Portfolio. The Subadvisor will change from BlackRock Investment Management LLC to Fidelity Diversifying Solutions LLC.
•	The Subadvisor for the Pacific Select Fund Value Portfolio will change from American Century Investment Management, Inc. to Putnam Investment Management, LLC.

Effective November 1, 2024, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section will be deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses

Pacific Select Fund ESG Diversified Portfolio Class I; Pacific Life Fund Advisors, LLC	0.77%[1]
Pacific Select Fund ESG Diversified Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.75%[1]
Pacific Select Fund Mid-Cap Plus Bond Alpha Portfolio Class I; Pacific Life Fund Advisors LLC (Fidelity Diversifying Solutions LLC)	0.64%[1]
Pacific Select Fund Value Portfolio Class I; Pacific Life Fund Advisors LLC (Putnam Investment Management LLC)	0.86%[1]

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

State Street Total Return V.I.S. Portfolio:

Effective November 1, 2024, the State Street Total Return V.I.S. Portfolio will be closed to new allocations for Contract Owners who do not already have Account Value in the State Street Total Return V.I.S Portfolio as of the

end of the Business Day on October 31, 2024. Contract Owners with existing allocations as of October 31, 2024 may continue to make Purchase Payments or transfers into the State Street Total Return V.I.S. Portfolio. If you have Account Value in the State Street Total Return V.I.S. Portfolio and withdraw or transfer out 100% of that Account Value, you will not be able to re-invest in the State Street Total Return V.I.S. Portfolio. You can always continue to make withdrawals or transfers out of the State Street Total Return V.I.S. Portfolio Investment Option.

If you are participating in the Dollar Cost Averaging and/or Portfolio Rebalancing Systematic Transfer Programs and have existing instructions to allocate or rebalance to the State Street Total Return V.I.S. Portfolio as of October 31, 2024, you do not need to take action as those instructions will remain in place until you instruct us otherwise.

Form No. DESTSUPP1024

                 DESTNYSUPP1024